UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016

DOCUMENT SECURITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

200 Canal View Boulevard, Suite 300 Rochester, New York	14623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (585) 325-3610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 29, 2016, Document Security Systems, Inc. (the “Company”) received notice of the dismissal of a shareholder derivative lawsuit that was previously filed against the Company in the Supreme Court of the State of New York, County of Kings: Benjamin Lapin, Derivatively on Behalf of Himself and All Others Similarly Situated, Plaintiff v. Robert Fagenson, Jeffrey Ronaldi, Peter Hardigan, Robert Bzdick, Jonathon Perrelli, Warren Hurwitz, Ira Greenstein, David Klein and Phil Jones, Defendants, and Document Security Systems, Inc., Nominal Defendant, Index No. 504707/15. The Company previously reported the initiation of the lawsuit in a Current Report on Form 8-K filed on April 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Date: February 1, 2016	By:	/s/ Jeffrey Ronaldi
	Name:	Jeffrey Ronaldi
	Title:	Chief Executive Officer